Tax on Bank Accounts Debits And Credits	12 Months Ended
Dec. 31, 2019
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Tax on Bank Accounts Debits And Credits
9. TAX ON BANK ACCOUNTS DEBITS AND CREDITS
During 2019, 2018 and 2017, the general tax rate on bank credits and debits was 0.6% for the amounts credited and debited in the bank accounts of Argentina-based companies. For 2019 and 2018, for the amounts credited and debited, 33% of both items may be taken as payment on account of other taxes. The 67% of the tax paid is included in this line item in the consolidated statement of profit or loss and other comprehensive income. For 2017, on the amount levied on credits, 0.2% may be considered as a payment to be taken into account when calculating the income tax. The 0.4% on credits and 0.6% on debits is included in this line item of the consolidated statement of profit or loss and other comprehensive income.
Pursuant to Law No. 27,432, the Argentine Executive Branch may set forth that the percentage of the tax mentioned that is not computable as payment on account of income tax should be progressively written down by up to 20% per year as from January 1, 2018. It can be established that in 2022 the tax set forth in Law No. 25,413 as subsequently modified shall be fully computed as payment on account of income tax. On May 7, 2018, Decree 409/2018 was published in the Official Gazette; it established that taxpayers within the scope of the general twelve per thousand tax may apply 33% of the amounts credited and debited in the respective bank accounts to partial payment of income tax.